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                                 EXHIBIT 23.1




     We consent to the use in this registration statement on Form SB-2 of our opinion dated February 4, 1998 relating to the financial statements of Eufaula BancCorp, Inc., and to the reference to our firm in the Prospectus under the caption "Experts."


April 3, 1998


                                        /s/ Mauldin & Jenkins LLC

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                                        Mauldin & Jenkins LLC